SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
 ____________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 22, 2017

CHINA BIOTECH HOLDINGS LIMITED
 (Exact name of registrant as specified in its charter)

AGATE ISLAND ACQUISITION CORPORATION
(Former Name of Registrant as Specified in its Charter)

Delaware	000-55631	81-2310905
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
China Biotech Holdings Limited
17700 Castleton Street, Suite 583
City of Industry, California 91748
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code:  (011) or + 86 1851 838 8462
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[_]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

This Current Report on Form 8-K is being submitted by the Company after consultation between management and KCCW Accountancy Corp., the Company's independent registered public accounting firm. The Company will restate its previously issued financial statements as of and for the quarter ended June 30, 2017 in an amended Form 10-Q, because of its failure to provide such financial statements and Form 10-Q to KCCW Accountancy Corp. for their review prior to the filing. Our management provided a copy of this Form 8-K to, KCCW Accountancy Corp., the Company's independent registered certified public accounting firm.

As a result of the error and pending restatement, the financial statements for the quarter ended June 30, 2017 contained in our Quarterly Report on Form 10-Q for that period should no longer be relied upon.

We will amend our Form 10-Q for the period ended June 30, 2017, to include the restated financial statements. The amended Form 10-Q will be filed as soon as possible. Also, the Company expects to timely file its Quarterly Report for the Quarter ended September 30, 2017.

Regarding the error noted herein, management has determined that deficiencies existed in internal control over financial reporting that did not prevent or detect a material misstatement. Management therefore concluded there was a material weakness in internal control over financial reporting related to promptly entering accrued expenses and our procedures relating to preparation and review of our Form 10-Q. Management believes this occurred in the transition period after management acquired control of the Company from its former controlling shareholders, and that an event such as this is unlikely to occur again. However, Management is acting to remediate this material weakness, including augmenting the Company's accounting resources and implementing a more formal review and documentation process.

Certain statements included in this Form 8-K are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the effects of the restatement of our past financial statements and the expected timing of filing of our required periodic reports. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as "believes," "belief," "expects," "estimates," "intends," "anticipates" or "plans" to be uncertain and forward-looking. Forward-looking statements may include comments as to the Company's beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the Company's control. More information on potential factors that could affect the Company's financial results is included from time to time in the "Forward-Looking Statements," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's periodic and current filings with the SEC. Forward-looking statements speak only as of the date they are made and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

CHINA BIOTECH HOLDINGS LIMITED

Date: September 29, 2017	By:	/s/ Tingting CHANG
Chief Executive Officer